UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 19, 2015

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2015, the Board of Directors (the “Board”) of TCF Financial Corporation (“TCF” or the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access at TCF. The Bylaws were amended to add Article III, Section 13(c) and to make certain other conforming changes. The amendments were effective immediately.

Article III, Section 13(c) of the Bylaws permits a stockholder, or a group of up to 20 stockholders, which have owned shares of TCF representing an aggregate of at least three percent of the voting power entitled to vote in the election of directors continuously for at least three years to nominate and include in TCF’s annual meeting proxy materials director nominees in a number up to 25 percent of the Board. Such nominations are subject to certain eligibility, procedural and disclosure requirements set forth in Article III, Section 13(c), including the requirement that TCF must receive notice of such nominations between 150 and 120 calendar days prior to the anniversary date of the previous year’s annual proxy materials mailing, except as otherwise provided in Article III, Section 13(c).

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01 Other Events.

In addition, on October 19, 2015, the Board approved an Executive Officer Severance Policy (the “Severance Policy”) in response to the stockholder proposal presented at TCF’s 2015 Annual Meeting of Stockholders. The Severance Policy applies to all executive officers of TCF and limits amounts payable under future severance agreements to 2.99 times the sum of the executive’s salary and target bonus unless stockholder approval is received. The foregoing description of the Severance Policy is qualified in its entirety by reference to the full text of the Severance Policy, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.        Description

3.1            Amended and Restated Bylaws of TCF Financial Corporation

99.1            Executive Officer Severance Policy Effective October 19, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated: October 20, 2015